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                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                             FORM 8-K/A-1

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  July 16, 1996



                          ECHO BAY MINES LTD.
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          (Exact Name of Registrant as Specified in Charter)



         Canada                  1-8542               None
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(State or Other Jurisdiction   (Commission       (I.R.S. Employer
     of Incorporation)         File Number)    Identification No.)



Suite 1000, 6400 S. Fiddler's Green Circle,
          Englewood, Colorado                             80111-4957
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  (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:  303-714-8600


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                              PAGE 1 OF 5

                    EXHIBIT INDEX BEGINS ON PAGE 4
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     Incorporated by reference to Schedule V contained in the Company's Amendment No. 1 to Registration Statement on Form S-4 dated June 20, 1996 (Registration No. 333-4108)

     (b)  PRO FORMA FINANCIAL INFORMATION

     Incorporated by reference to Schedule VI contained in the Company's Amendment No. 1 to Registration Statement on Form S-4 dated June 20, 1996 (Registration No. 333-4108)

     (c)  EXHIBITS

          2.1 Share Subscription and Purchase Agreement among Echo Bay Mines Ltd., Sercor Limited, Kendall Gold
               Corporation and Paulo C. de Brito, incorporated by reference to the Company's Current Report on Form 8-K filed on April 24, 1996.

          2.2 Merger Agreement between Santa Elina Gold Corporation and Kendall Gold Corporation, incorporated by reference to the Company's Current Report on Form 8-K filed on April 24, 1996.

          10.1 Form of Unanimous Shareholders Agreement among Echo Bay Mines Ltd., Sercor Limited, Paulo C. de Brito, Angela Maria Guaspari de Brito and Kendall Gold Corporation, incorporated by reference to the Company's Current Report on Form 8-K filed on April 24, 1996.

          23.1 Consent of KPMG.

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                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ECHO BAY MINES LTD.



Dated: August 2, 1996    By  GERRY TYWONIUK
                           -------------------------------------------
                           Gerry Tywoniuk
                           Vice President, Controller and Principal
                           Accounting Officer

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                             EXHIBIT INDEX

Exhibit
  No.          Description                                      Page
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   23.1        Consent of KPMG                                    5